UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 1, 2012

Commission file number:  333-172207

CPM Holdings, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	06-1612494
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2975 Airline Circle, Waterloo, Iowa	50703
(Address of principal executive offices)	(Zip Code)

(319) 464-8275
(Registrant's telephone number, including area code)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

The CPM Holdings, Inc. first quarter investor conference call is scheduled for Wednesday, March 7, 2012 at 9:00AM CST. The dial-in information for the call is as follows:

U.S. and Canada: 866-548-2693
Outside the U.S. and Canada: 904-271-2002

A replay of the recorded conference call will be available at the conclusion of the call on March 7, 2012 through midnight on March 14, 2012. To listen to the replay, dial 888-284-7564 for the U.S. and Canada or 904-596-3174 outside the U.S. and Canada. The reference number for the replay is 2754701.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPM HOLDINGS, INC.
Date: March 1, 2012	By:	/s/ Ted Waitman
Ted Waitman
Chief Executive Officer

Date: March 1, 2012	By:	/s/ Douglas Ostrich
Douglas Ostrich
Chief Financial Officer